SUPPLEMENT DATED DECEMBER 9, 2004 TO THE
                     FIRST INVESTORS EQUITY FUNDS PROSPECTUS

                                  TOTAL RETURN
                                  VALUE
                                  BLUE CHIP
                                  GROWTH & Income
                                  ALL-CAP GROWTH
                                  MID-CAP OPPORTUNITY
                                  SPECIAL SITUATIONS
                                  FOCUSED EQUITY
                                  GLOBAL

                             DATED JANUARY 31, 2004


     On November 18, 2004, the Board of Trustees of the First Investors Series Fund approved, subject to shareholder approval, an agreement under which Paradigm Capital Management, Inc. ("PCM") will serve as subadviser for the Special Situations Fund ("Fund"). A Special Shareholders' Meeting will be held on or about January 26, 2005, to approve the agreement. Upon approval by shareholders, PCM will assume the day-to-day management of the Fund, subject to supervision by First Investors Management Company, Inc. ("FIMCO") and the Fund's Board of Trustees.

     PCM is an investment management firm that provides investment services to high net worth individuals, pension and profit sharing plans, investment companies, and other institutions. As of November 30, 2004, PCM held investment management authority with respect to approximately $1.4 billion in assets. Of that amount, PCM acted as investment adviser or subadviser to registered investment companies with net assets of approximately $123.5 million.

     The Fund's investment objective will remain the same. The Fund will also continue to invest mainly in small to mid-cap companies. However, the Fund's investment strategy will change from a growth-oriented style to a value-oriented style. PCM's subadvisory fees will be paid by the Fund's investment adviser, FIMCO, out of its advisory fees, and not by the Fund. Thus, there will be no increase in fees paid by the Fund as a result of this change.

                    SUPPLEMENT DATED DECEMBER 9, 2004 TO THE
               FIRST INVESTORS SPECIAL SITUATIONS FUND PROSPECTUS
                             DATED JANUARY 31, 2004


     On November 18, 2004, the Board of Trustees of the First Investors Series Fund approved, subject to shareholder approval, an agreement under which Paradigm Capital Management, Inc. ("PCM") will serve as subadviser for the Special Situations Fund ("Fund"). A Special Shareholders' Meeting will be held on or about January 26, 2005, to approve the agreement. Upon approval by shareholders, PCM will assume the day-to-day management of the Fund, subject to supervision by First Investors Management Company, Inc. ("FIMCO") and the Fund's Board of Trustees.

     PCM is an investment management firm that provides investment services to high net worth individuals, pension and profit sharing plans, investment companies, and other institutions. As of November 30, 2004, PCM held investment management authority with respect to approximately $1.4 billion in assets. Of that amount, PCM acted as investment adviser or subadviser to registered investment companies with net assets of approximately $123.5 million.

     The Fund's investment objective will remain the same. The Fund will also continue to invest mainly in small to mid-cap companies. However, the Fund's investment strategy will change from a growth-oriented style to a value-oriented style. PCM's subadvisory fees will be paid by the Fund's investment adviser, FIMCO, out of its advisory fees, and not by the Fund. Thus, there will be no increase in fees paid by the Fund as a result of this change.